UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 6, 2006

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue, Thomasville, North Carolina	27361

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 476-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

          On February 6, the Registrant issued a press release to announce its earnings for the year and quarter ended December 31, 2005.

ITEM 9.01 Financial Statements and Exhibits

          Ex 99.1 Press Release dated February 6, 2006

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP
(Registrant)

	By:	/s/ David B. Spencer

David B. Spencer
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)

Date: February 6, 2006

EXHIBIT INDEX

Exhibit 99.1 Press Release dated February 6, 2006